IDEX Proprietary & Confidential Fourth Quarter & Full Year 2017 Earnings January 30, 2018

IDEX Proprietary & Confidential Brand names shown in this presentation are registered trademarks of IDEX Corporation and/or its subsidiaries • IDEX’s Outlook • 2017 Financial Performance • Segment Performance • Fluid & Metering • Health & Science • Fire & Safety / Diversified Products • 2018 Guidance • Bridge • Summary • Q&A AGENDA 2

IDEX Proprietary & Confidential Brand names shown in this presentation are registered trademarks of IDEX Corporation and/or its subsidiaries • Dial toll–free: 877.660.6853 • International: 201.612.7415 • Conference ID: #13675214 • Log on to: www.idexcorp.com Replay Information 3

IDEX Proprietary & Confidential Brand names shown in this presentation are registered trademarks of IDEX Corporation and/or its subsidiaries Cautionary Statement Under the Private Securities Litigation Reform Act; Non-GAAP Measures This presentation and discussion will include forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995, as amended. These statements may relate to, among other things, capital expenditures, acquisitions, cost reductions, cash flow, revenues, earnings, market conditions, global economies and operating improvements, and are indicated by words or phrases such as “anticipate,” “estimate,” “plans,” “expects,” “projects,” “forecasts,” “should,” “could,” “will,” “management believes,” “the company believes,” “the company intends,” and similar words or phrases. These statements are subject to inherent uncertainties and risks that could cause actual results to differ materially from those anticipated at the date of this news release. The risks and uncertainties include, but are not limited to, the following: economic and political consequences resulting from terrorist attacks and wars; levels of industrial activity and economic conditions in the U.S. and other countries around the world; pricing pressures and other competitive factors, and levels of capital spending in certain industries – all of which could have a material impact on order rates and IDEX’s results, particularly in light of the low levels of order backlogs it typically maintains; its ability to make acquisitions and to integrate and operate acquired businesses on a profitable basis; the relationship of the U.S. dollar to other currencies and its impact on pricing and cost competitiveness; political and economic conditions in foreign countries in which the company operates; interest rates; capacity utilization and the effect this has on costs; labor markets; market conditions and material costs; and developments with respect to contingencies, such as litigation and environmental matters. Additional factors that could cause actual results to differ materially from those reflected in the forward-looking statements include, but are not limited to, the risks discussed in the “Risk Factors” section included in the company’s most recent annual report on Form 10-K filed with the SEC and the other risks discussed in the company’s filings with the SEC. The forward-looking statements included in this presentation and discussion are only made as of today’s date, and management undertakes no obligation to publicly update them to reflect subsequent events or circumstances, except as may be required by law. Investors are cautioned not to rely unduly on forward-looking statements when evaluating the information in this presentation and discussion. This presentation contains non-GAAP financial information. Reconciliations of non-GAAP measures are included either in this presentation or our earnings release for the three- and twelve-month periods ending December 31, 2017, which is available on our website. 4

IDEX Proprietary & Confidential Brand names shown in this presentation are registered trademarks of IDEX Corporation and/or its subsidiaries $0 $100 $200 $300 $400 Q4 Year $106 $362 $120 $389 2016 2017 18.0% 20.0% 22.0% 24.0% Q4 Year 20.6% 20.7% 22.1% 21.9% 2016 2017 $0.00 $1.00 $2.00 $3.00 $4.00 $5.00 Q4 Year $0.96 $3.75 $1.12 $4.31 2016 2017 $0 $500 $1,000 $1,500 $2,000 $2,500 Q4 Year $530 $2,113 586 $2,287 2016 2017 IDEX 2017 Financial Performance Sales Adjusted EPS* Adjusted Operating Margin* Free Cash Flow 120 bps increase 15% increase 117% conversion Record 4th quarter for IDEX in all four categories Organic: 6% increase (Dollars in millions, excl. EPS) * Operating data adjusted for restructuring expenses ($3.7M in Q4 2017 and $8.5M in FY 2017; $3.7M in Q4 and FY 2016) and loss/(gain) on divestitures ($9.3M gain in Q4 and FY 2017; $20.2M loss in Q4 2016 and $22.3M loss in FY 2016.) EPS adjusted for the impact of the Tax Cuts and Job Acts. Organic: 9% increase 17% increase 150 bps increase 139% conversion 5

IDEX Proprietary & Confidential Brand names shown in this presentation are registered trademarks of IDEX Corporation and/or its subsidiaries Fluid & Metering Technologies Orders Sales Q4 Sales Mix: Organic 7% Divestiture -2% FX 2% Reported Sales 7% Highlights:  The agriculture market had a great year and a strong pre-order season indicative of continued momentum  Water continues to focus on new product development and is leveraging technology to gain market share  Pumps delivered strong orders and sales throughout the year driven by strength in LACT pumps and distribution  Energy market experienced share gains in LPG Mobile and increasing truck builds Adjusted Operating Margin* 9 percent organic order growth in Q4 $0 $200 $400 $600 $800 $1,000 Q4 Year $205 $845 $226 $893 2016 2017 24.0% 26.0% 28.0% 30.0% Q4 Year 27.4% 25.7% 28.4% 27.7% 2016 2017 $0 $200 $400 $600 $800 $1,000 Q4 Year $207 $8 9 $222 $881 2016 2017 200 bps increase Organic: 7% increase Organic: 6% increase (Dollars in millions) Organic: 9% increase Organic: 7% increase 100 bps increase * Operating margin data adjusted for restructuring expenses ($1.8M in Q4 2017 and $3.4M in FY 2017; $0.9M in Q4 and FY 2016.) 6

IDEX Proprietary & Confidential Brand names shown in this presentation are registered trademarks of IDEX Corporation and/or its subsidiaries Health & Science Technologies Orders Sales Q4 Sales Mix: Organic 11% Acquisition/Divestitures -2% FX 2% Reported Sales 11% Highlights:  Very strong performance by the Scientific Fluidics and Optics business as a result of strength in the AI, IVD/Bio and DNA Sequencing markets  Sealing continues to benefit from strength in the semicon market  MPT is solid with increased demand in the US food and pharma markets along with a strong project funnel  Industrial market remains strong Adjusted Operating Margin* 6 consecutive quarters of organic order growth $0 $200 $400 $600 $800 $1,000 Q4 Year $201 $761 $216 $841 2016 2017 16.0% 18.0% 20.0% 22.0% 24.0% Q4 Year 19.0% 20.8% 22.3% 22.5% 2016 2017 $0 $200 $400 $600 $800 $1,000 Q4 Year $188 $745 $209 $820 2016 2017 170 bps increase Organic: 8% increase Organic: 8% increase (Dollars in millions) Organic: 7% increase Organic: 11% increase 330 bps increase * Operating margin data adjusted for restructuring expenses ($1.7M in Q4 2017 and $4.7M in FY 2017; $1.1M in Q4 and FY 2016.) 7

IDEX Proprietary & Confidential Brand names shown in this presentation are registered trademarks of IDEX Corporation and/or its subsidiaries Fire & Safety / Diversified Products Orders Sales Q4 Sales Mix: Organic 12% Acquisitions - FX 3% Reported Sales 15% Highlights:  Dispensing is seeing traction on our growth initiatives as new products are being launched globally  Band-It continues to deliver across various markets including transportation and industrial end markets  Fire and Rescue muni and North American OEM markets remain positive  Akron Brass and AWG margin improvement plans are ahead of schedule Adjusted Operating Margin* 11 percent organic order growth in Q4 $0 $200 $400 $600 Q4 Year $141 $527 $161 $599 2016 2017 22.0% 24.0% 26.0% 28.0% Q4 Year 24.0% 24.0% 26.5% 25.1% 2016 2017 $0 $200 $400 $600 Q4 Year $135 $520 $156 $588 2016 2017 110 bps increase Organic: 5% increase Organic: 4% increase (Dollars in millions) Organic: 11% increase Organic: 12% increase 250 bps increase * Operating margin data adjusted for restructuring expenses ($0.2M in Q4 and $0.3M in FY 2017; $1.4M in Q4 and FY 2016.) 8

IDEX Proprietary & Confidential Brand names shown in this presentation are registered trademarks of IDEX Corporation and/or its subsidiaries 2018 Guidance Bridge 2018 Growth Expectations • ~ 5% organic revenue growth • Future acquisitions not contemplated below 9

IDEX Proprietary & Confidential Brand names shown in this presentation are registered trademarks of IDEX Corporation and/or its subsidiaries Q1 2018 – EPS estimate range: $1.20 - $1.24 – Organic revenue growth: ~ 5 - 6% – Operating margin: ~ 22.0% – Tax rate: ~ 22.5% – FX impact: ~ 3.0% topline tailwind based on December 31, 2017 FX rates – Corporate costs: ~ $17 - $18 million FY 2018 – EPS estimate range: $4.90 - $5.10 – Organic revenue growth: ~ 5.0% – Operating margin: ~ 22.5 - 23.0% – FX impact: ~ 1% topline tailwind based on December 31, 2017 FX Rates – Other modeling items: • Tax rate: ~ 22 - 23% • Cap Ex: ~ $50M • Free Cash Flow will be 115% to 120% of net income • EPS estimate excludes all future acquisitions and associated costs and any future restructuring expenses • Corporate costs ~ $70 - $74 million 2018 Guidance Summary 10